Exhibit 10.19

AMENDMENT TO GUARANTY AND SECURITY AGREEMENT
[Evolus/Longitude]
This AMENDMENT TO GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of December 14, 2017, is made by and between EVOLUS, INC., a Delaware corporation (the “Grantor”), and LONGITUDE VENTURE PARTNERS II, L.P., a Delaware limited partnership (in such capacity, the “Secured Party”), and amends that certain Guaranty and Security Agreement, dated as of April 19, 2017, by and between the Grantor in favor of the Secured Party (the “Agreement”).
RECITALS
WHEREAS, the Grantor and Secured Party desire to amend the Agreement to provide for the termination of the Agreement and the release of the First Priority lien and security interest in favor of the Secured Party in and to the Collateral upon certain circumstances relating to sales of the Grantor’s securities; and
WHEREAS, pursuant to Section 14 of the Agreement, the Agreement may be amended, modified, supplemented, terminated or waived only by the Secured Party and the Grantor.
NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good, fair and valuable consideration and reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
AGREEMENT
1.Amendment to Section 17. Section 17 of the Agreement is hereby amended and restated in its entirety as follows:
“Termination; Release.
On the earlier of (a) the date on which all Secured Obligations have been paid and performed in full, (b) the date on which the entire Third Amended and Restated Secured Convertible Bridge Note, originally issued May 27, 2016 and amended and restated by the Third Amendment and Restatement on December 14, 2017, by the Issuer in favor of Secured Party (as amended, amended and restated, supplemented or otherwise modified, the “Note”) has been converted in full to equity pursuant to Section 4 of the terms of the Note, and (c) the consummation of an initial public offering of the Grantor’s common stock pursuant to a registration statement filed under the Securities Act of 1933, then the Secured Party will, at the request and sole expense of the Grantor, execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, including without limitation appropriate UCC-3 termination statements to reflect the termination of the Secured Party's security interest pursuant to this Agreement.”
2.Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms as in the Agreement.

3.Amendment and Ratification. The parties agree that the Agreement is hereby amended in accordance with this Amendment. Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Agreement shall remain in full force and effect, and shall be binding upon each of the parties under the Agreement.
4.Counterparts. This Amendment and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
5.Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of Delaware.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EVOLUS, INC., as Grantor

By	/s/ Murthy Simhambhatla

Name:	Murthy Simhambhatla
Title:	CEO

Address for Notices:

1027 Garden Street
Santa Barbara, CA 93101

LONGITUDE VENTURE PARTNERS II, L.P., as Secured Party

By: Longitude Capital Partners II, LLC, its General Partner

By	/s/ Juliet Tammenoms Bakker

Name:	Juliet Tammenoms Bakker
Title:	Managing Member

Address for Notices:

800 El Camino Real, Suite 220
Menlo Park, CA 94025
Attn: Carolyn Helms
Email: chelms@longitudecapital.com
and jbakker@longitudecapital.com

Signature Page to Amendment to Guaranty and Security Agreement